Listing Report:Supplement No. 154 dated Jan 26, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 216006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,679	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	b4b42day	Borrower's state:	Maryland	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
We have renovated the property and found that we need some extra money to fix the electrical system. Our yearly inspection is going to happen in June & would like to get this fixed before that date to prevent any code violations & exorbitant fines. It is better to fix now before fines rather than later when you still have to do it and pay the fines. Unfortunately, my listing is showing up as non-homeowner. I cannot find where to change it, will be contacting Prosper to change it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,275.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$71.71

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1995	Debt/Income ratio:	1%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$9,765	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	2
Screen name:	penny-surgeon	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper reinvestment
Purpose of loan:
This is for reinvestment into the Prosper Marketplace. I have a high tolerance for risk and wish to put my credit to work. I intend to keep this loan for the entire term. I believe that this is an appropriate amount to limit myself to for this purpose, at this time.

My financial situation:
I am a well paid software development engineer.? I recently bought a 6 bedroom house and began renting the other 5 rooms. I effectively live rent free and make a monthly profit of $200.

Monthly Expenses:
Mortgage/Insurance/Taxes: $2240
Student loan payment: $161
Occasional housekeeper: $180 (My tenants LOVE this.)
Utilities:$65 (my share)
Car: $0, I own.
Food: $300-ish (maximum)
Gas: $80-ish
Etc: Let me know if I missed anything.

Monthly Income:
Job income (net): about $4k (My colleagues use Prosper, so I shouldn't be too specific)
Rent income: $2465

Other stuff you may want to know:
-Current notes owned + cash in Prosper: $5395
-Student loan: $28000-ish. The interest rate is 5.25%, so I won't be paying that back any faster than necessary.
-I'm expecting an $8000 tax credit for buying a house in 2009 (thanks taxpayers!)
-I owe about $10000 on 12 month 0% loans for appliances/etc I bought for my house. (See my revolving credit balance.) The tax credit ought to take care of that, for the most part.
-My delinquencies are from a $500 student loan in 2005. Student loan payments are due when you graduate, but my address had changed and this small loan went overlooked and unpaid for many months. I'm a bit embarrassed about it. I paid it off as soon as I found out.
-My credit inquiries are from buying a house in 2009.
-I have $10000-ish in my 401k, I could borrow half of that, in a pinch.
-Prosper is officially unaware of my homeownership, I'm working on that, but I don't expect it to change my rating at all.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$93.32

Auction yield range:	3.06% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1990	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	5 / 4	Employment status:	Retired
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$456	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	income-charmer6	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to pay off credit card company increased interest rate,

My financial situation:
I am a good candidate for this loan because my payments are always current and my credit rating is excellent.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$546.06

Auction yield range:	17.06% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1985	Debt/Income ratio:	22%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$117,497	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	BigBear2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New business equipment
Purpose of loan:
This loan will be used to purchase new equipment needed for expansion of business.

My financial situation:
I am a good candidate for this loan because I pay my bills on time and have a good credit rating.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439742
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$200.28

Auction yield range:	11.06% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1998	Debt/Income ratio:	24%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$17,889	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	pkill23	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cleaning up my bills
Purpose of loan:
Pay off $5000 on a credit card @ 29%
My financial situation:
I am a good candidate for this loan because I have a stable job. Just hit?6 years of service. I am current on all my accounts and the only thing lowering my score is things from 3-4 years ago that havent come off my report yet
Monthly net income: $
$3517.8

Monthly expenses: $
??Housing: Live with elderly grandmother
??Car insurance: $1200/annually of $100/month
??Car expenses: $75-100 month gas?
??Phone, cable, internet: $75/month
??Food, entertainment: $150/month
??Credit cards and other loans: $375/month?
??Other expenses: $125 storage bill
Total: $1725/month leaving $2592.80

Please be advised that I am planning on paying this loan off sooner then the full 3 year term.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443016
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$645.34

Auction yield range:	8.06% - 9.00%	Estimated loss impact:	7.18%
Lender servicing fee:	1.00%	Estimated return:	1.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	11%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$17,230	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	credit-conductor4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Additional inventory
Purpose of loan: To obtain additional inventory for small business.
This loan will be used to?Obtain additional inventory to improve product mix and provide customization for customers with specific needs.

My financial situation: Steady income ensures payments will be made in a timely manner and excellent credit history.
I am a good candidate for this loan because?I have a proven record of success thus minimizing risk of repaying the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444180
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$86.86

Auction yield range:	8.06% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1995	Debt/Income ratio:	32%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$10,115	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	aedon44	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-659 (Feb-2008)
Principal balance:	$1,621.28	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
inventory
Purpose of loan:
This loan will be used to?purchase inventory for account closing in January. ????

My financial situation:
I am a good candidate for this loan because?Hi, I guess the the third time is a charm.? This is the 3rd time I have applied, the second time I got 100% funded again but Evan at Prosper said the Time Warner Cable didn't verify my address I have since called and got everything straight, I apologize for any inconvenience I may have caused. I have been a business owner in the water treatment industry for 8 successful years.? This is not a business I'm going to "try." I originally applied for 4k because I was also opening a sub-office as well as needing to buy inventory.? I withdrew the 4kl listing because I dipped into my own working capital to open my sub-office.? I was already approved a week ago for 2k from prosper but I made a huge mistake and applied under another email account.? So Evan called and asked me to apply again under my existing account, I meant no malicious intent. ? I'm closing a large commercial account in mid January so I need to purchase inventory.? I have a current line of credit with my supplier but it's just not quite enough. I have a loan with prosper and there has never been an issue with them getting a payment. Lastly, my lovely wife is a successful chiropractor, so my monthly bills are not all supported by me, both she and I take care of that.? I thank all of you in advance for your consideration.

Monthly net income: $ 4500.00

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 247
??Car expenses: $ 418
??Utilities: $ 175
??Phone, cable, internet: $ 90
??Food, entertainment: $ 100
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 225
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$159.04

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1994	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,310	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	14
Screen name:	p2ploan-hero7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Baby on the way!
Purpose of loan:
This loan will be used to? help us get ready for the arrival of our first child.?Since its the first we have to buy all the baby supplies for the first time, and my wife and I also?both hope to be able to take a little time off work following the birth.??

My financial situation:
I am a good candidate for this loan because?
I take all?financial responsibilities very seriously and have never missed a payment on?any credit cards or previous loan.
Monthly net income: $
3500
Monthly expenses: $
??Housing: $720?
??Insurance: $108
??Car expenses: $0?
??Utilities: $120?
??Phone, cable, internet: $100?
??Food, entertainment: $600
??Clothing, household expenses $50
??Credit cards and other loans: $30
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1994	Debt/Income ratio:	25%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,163	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	145%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jobear	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 89% )	600-619 (Latest)
Principal borrowed:	$4,300.00	< mo. late:	3 ( 11% )	640-659 (Sep-2007) 640-659 (Jul-2007) 620-639 (Jun-2007)
Principal balance:	$1,345.15	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
One more time
Purpose of loan:
The purpose of my second loan is to lump all of my high interest credit card bills and personal loans into one payment.? I am hoping this loan can help me rebuild my credit, lower my monthly expenses, and better my debt to income ratio.

My financial situation:
This would be my second loan with Prosper.? My credit score is not the?greatest due to?my filing?bankruptcy in 2004, which was discharged.? This bankruptcy was the result of my closing a small coffee shop that I owned.? I currently work full-time as an HR Supervisor for a very well known hardware store.? I have been with this company now for 4 years.? Sometimes I tend bar for a good friend of mine when needed.? I really just want to clean up my credit record so that I can move forward with a cleaner slate.?

Prosper has helped me once and I hope can help me again..? I have told many of my friends how Prosper helped me once and about the ability to become borrowers/lenders to the site.? I have not told them of my re-listing only because of my embarrassment of my low credit score.? My friends knowing my financial situation is not something I want.? If by chance they are looking through the applicants and come across my listing then so be it.? They know the person I am.

Monthly net income: $ 2458 currently

Personal monthly expenses: $ 1559
??Housing: $?200 (have roommate)??
??Insurance: $ 64
??Car expenses: $ 405
??Utilities: $ 100
??Phone, cable, internet: $ 55
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 300
??Other expenses: $ 210 (student loans)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	6 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$53,975	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	return-mandolin	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New baby next month, 2nd business
Purpose of loan:
We've got our second child coming next month and would like to borrow $15000 to help with a few months expenses through the transition and as I am starting a second business online which just reached the 120 page mark and is looking very promising.

I have always been very responsible with my finances and the responsibilities that go with it. This baby was a bit of a surprise but we are excited and look forward to the big day and the future of my current business in the field of home renovation/improvements as well as my new venture which you can check out at www.offer-rocket.com
I am a good candidate for this loan because with a business background in the construction field I have to use credit accounts quite often and am in the habit of getting the bills paid in a systematic manner. Fear not your investment will be in good hands and you will probably get it back sooner than contracted.

My monthly income is anywhere from $3000-$6000

Monthly expenses
??Housing: $1000
??Insurance: $120
??Car expenses: $500
??Utilities: $200
??Phone, cable, internet: $30
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $1250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2002	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,245	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	power-buddy9	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College grad paying down debt
Purpose of loan:
This loan will be used to pay off my 2 highest interest credit cards so I can have a fresh start as I prepare to move in with my boyfriend and pursue my dream of becoming a pastry chef.? I wasn't always able to work during college, so I accrued a bit of debt while trying to support myself.? Paying these debts at a lower interest rate would really help me get my finances under control so I could gain more financial independence from my parents.

My financial situation:
I am a good candidate for this loan because I'm determined to put this debt from college behind me and start my adult life with a clean slate.? I'm also being given a very helpful opportunity by my family for the next several months where I don't have to pay any rent so I can get on top of my bills, so my total income is going mostly to paying down my debt.? I'm seeing Prosper listing me as a high risk, but I'm really quite not.? I have a credit score of 713 (as of 12/22/2010) on Experian and all my accounts are in good standing with never any late payments.

My card debts and interest rates are:
Card 1: $6,000 @ 18.9%
Card 2: $1,200 @19.9%

Monthly net income: $ 850, but currently searching for a 2nd job to supplement this.

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 120 for gas ????
??Utilities: $ 0
??Phone, cable, internet: $ 90
??Food, entertainment: $ 200 for groceries
??Clothing, household expenses $
??Credit cards and other loans: $ $300 for minimum credit card payments
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 12.35%	Starting monthly payment:	$49.82

Auction yield range:	3.06% - 11.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	10.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1998	Debt/Income ratio:	15%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,370	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bnsfnut	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bridge Loan
Purpose of loan:
This loan will be used to?
Pay a bill that is coming due before my tax return arrives.? I plan on paying this loan back before the end of this year.

My financial situation:
I am a good candidate for this loan because?
I anticipate a tax return greater that the amount of this loan so repaying the loan quickly will not be an issue.? My credit score is very good and in the last 12 years I have never been late with a payment.? In addition to my stated income, I am a General Partner in a side business that can provide additional income to pay off the loan as needed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1969	Debt/Income ratio:	5%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$386	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	128%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	10
Screen name:	dough-museum	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new carpet
Purpose of loan:
This loan will be used to? install? new? carpet

My financial situation:
I am a good candidate for this loan because?i? am? a hard? working? guy? with? a? low? debt? load?

Monthly net income: $ 2800.??????
Monthly expenses: $ 2200.00.oo??Housing: $ 550.0
??Insurance: $ 50.00????
??Car expenses: $ 60.00????
??Utilities: $ 125.00????
??Phone, cable, internet: $ 126.00????
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444228
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$437.43

Auction yield range:	11.06% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1994	Debt/Income ratio:	8%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$73,966	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	compassion-magma	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Farm
Purpose of loan:
This loan will be used to improve my farm to attract boarders

My financial situation:
I am a good candidate for this loan because I have few personal financial responsibilities, I work very hard, 6 - 7 days a week, I want to show my children how to be a good standing member of society.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,085.66

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1998	Debt/Income ratio:	23%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	0y 7m
Amount delinquent:	$17,661	Revolving credit balance:	$12,011	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$100,000+
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	aesop56	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 86% )	620-639 (Latest)
Principal borrowed:	$2,400.00	< mo. late:	1 ( 5% )	580-599 (Mar-2008)
Principal balance:	$687.48	1+ mo. late:	2 ( 10% )
Total payments billed:	21
Description
Buying an existing business
Purpose of loan:
This loan will be used as part of my funding to purchase an existing musical instrument business. The business has been running for over ten years and produces $120k net income per year. I will be putting an additional 30,000 of my own capital into this business.

My financial situation:
I am a good candidate for this loan because?
The business income alone will more than cover the loan payments but I also earn enough to cover the loan amount without maxing my personal budget out.
My current delinquency is for my home mortgage. We are getting the loan modified and during the process we are making only interest payments.
Monthly net income: $ 12,000
Monthly expenses: $ 4750
??Housing: $ 2000
??Insurance: $ 150
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 450
??Food, entertainment: $ 350
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.25%	Starting borrower rate/APR:	18.25% / 20.46%	Starting monthly payment:	$725.56

Auction yield range:	17.06% - 17.25%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1986	Debt/Income ratio:	29%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	19	Length of status:	0y 4m
Amount delinquent:	$5,184	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	2/ 2	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Saints1216	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	620-639 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 5% )	640-659 (Jan-2008)
Principal balance:	$2,596.47	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Debt Consolidation from business
Purpose of loan:
This loan will be used to consolidate debt from closingof my business. I closed my business when I had the opportunity to become the general manager of a larger competitor.? The position is a stable, better paying position but some of the remaining debt for my previous needs to be consolidated to allow me to pay it off over time.
My financial situation:
I am a good candidate for this loan because I have a steady salary with my new position. I have had aprevious loan with Prosper and have been diligent in paying off this previous amount.? part of the proceeds of this loan will be used to pay off the existing Prosper note.
Monthly net income: $ 3966.82

Monthly expenses: $1683.00
??Housing: $ 946
??Insurance: $ 80
? Car expenses: $ 100 (gas expense, company?provided vehicle?with gas reimbursement)
??Utilities: $ 100
??Phone, cable, internet: $60 (cell plan paid by company)?
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $?197 (Prosper), no other credit cards
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	20 / 18	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	40	Length of status:	1y 6m
Amount delinquent:	$2,047	Revolving credit balance:	$15,618	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	ddresq	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-659 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	660-679 (May-2008)
Principal balance:	$8,796.71	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Growth of Solo Law Office
Purpose of loan: This loan will be used to grow the solo law office that I started in 2008. I used a prosper loan at that time to start my business 18 months ago, and have made every payment on time every month. Prior to opening my law office, I?was?a Public Defender, providing quality legal representation to indigent juvenile and adult Philadelphia residents for 5 years. In the first 6 months, I earned the annual salary from my previous employer. In 2009, I took in $185,000 in client fees.?It is now time to further grow my business. My current accounts receivable is $100,022.09. Cash flow is beginning to be an issue regarding future growth. I currently need funds to bring in clerical and additional legal?staff and to advertise my business. To date, the entirety of my client base has been word of mouth. I foresee greater growth with advertising and with a more constant support staff. ?I currently use temporary admin and legal staff for overflow work. I need ?a more constant staff. Continuity of staff would be a great asset to my office. I also realize that I would need to be able to have permanent staff in position prior to putting an advertising campaign in place. My life partner is an accountant and handles my business finances and operations. My advertising campaign would include print advertising on busses and trains, Bill Boards, and neighborhood/community newspapers. Since opening my doors, I have serviced over 300 clients, including private, Pro Bono, and as a Court Appointed Attorney. I am currently making application to the Federal District Court to be appointed council to Federal Court Appointment cases .This week, I am being honored by the First Judicial District of Pennsylvania for my Pro Bono work in 2009. In 2009, I was honored with a similar Pro Bono award from the legal community for providing outstanding Pro Bono legal services to Philadelphia underprivileged citizens in 2008. While Pro Bono work does not ?directly? produce income, it is beneficial for any sound firm to have a community presence and to be involved in the same and Pro Bono work produces referral clientele. Lastly, giving back is also who I am as an individual.?? I am professionally known as The Compassionate Lawyer. ?My client base has grown based on this same reputation for providing compassionate yet competent legal reputation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$50,945	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	manlymatt83	Borrower's state:	Massachusetts	Borrower's group:	Invest In Tech
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to consolidate some debt
Purpose of loan:
This loan will be used to consolidate some debt.? I've been working on paying down mistakes I made in College.? Right now, I'm paying interest to the big credit card companies, and I'd rather pay you.

My financial situation:
I am a good candidate for this loan because I have stable income, and I've never in the history of my life missed a payment.? I do not own a car, and use public transportation only, for those wondering why I have not listed car expenses.

Monthly net income: $ 8,000 (if I work overtime, it's more)

Monthly expenses: $ 2125 (without credit card payments)
??Housing: $ 1300
??Insurance: $ 450
??Utilities, Cable, Internet: $ 250
? Cell Phone: $ 125 (cell phone, all others included in rent)
??Credit cards and other loans: $ the rest
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444262
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1987	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$49,126	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bold-intuitive-payout	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off My Credit Cards
Purpose of loan:
This loan will be used to pay off higher interest credit card debt and improve my credit score.

My financial situation:
I am a good candidate for this loan because I have a good credit history and have been with?my current employer for 8 years.?

Monthly net income: $1,950.00

Monthly expenses: $
??Housing: $650.00
??Insurance: $60.00
??Car expenses: $65.00
??Utilities: $125.00
??Phone, cable, internet: $150.00
??Food, entertainment: $200.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $600.00?
??Other expenses: $45.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$337.96

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1992	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$22,433	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	unrivaled-loyalty3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short term loan 4 growing business!
Purpose of loan:
This loan will be used to?
Bridge a short term cash flow situation while in the the off season of wedding photography.
My financial situation:
I am a good candidate for this loan because?I have spent the last year growing the business with excellent work, great satisfaction from clients, and by putting all the income back into the business for advertising, shows, increased presence and sample products. The economy of last year has led to a less than anticipated bookings for the first quarter of 2010, but, the rest of the year is very strong with approximately $50,000 in bookings confirmed and contracted, and more are being booked for 2010 and 2011 every week. The loss of my primary job last year resulted in a financial strain, which is leaving me very tight until 2nd quarter comes into play when clients payments are due. This bridge loan will help me meet my business obligations in the form of contracts I signed for advertising and shows.

Monthly net income: $3,500

Monthly expenses: $500
??Housing: $1200
??Insurance: $85
??Car expenses: $0
??Utilities: $150
??Phone, cable, internet: $60
??Food, entertainment: $100
??Clothing, household expenses $50
??Credit cards and other loans: $800
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$800.82

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2000	Debt/Income ratio:	42%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,333	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vivid-bonus4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting new bedroom
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$14,593	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	brightest-enchanted-integrity	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
spring 2010 working capital
I co-founded my company almost four years ago in May 2006. Located in the heart of Honolulu on the island of Oahu, our modern and spacious full-service bridal salon is Hawaii?s favorite wedding dress and accessories shop. We specialize in bringing the latest in bridal fashions to stylish, savvy brides. While it seems there are many choices for brides to shop for their wedding gowns in Hawaii, I discovered that, with our extensive client service skills and love for fashion, we were able to offer something fresh, different and exciting to the local bridal market. In a short amount of time, we have received many accolades, including The Knot Best of Weddings 2010, Weddingwire.com Bride?s Choice Awards 2010, and Honolulu Advertiser?s Best of the Best (Retail) 2009.

There is no denying that 2009 was a challenging year. The credit market is tight and it has forced small business owners such as myself to look for alternative financing to sustain and support the growth of our business. It is with this in mind, I seek funding from Prosper.

The Prosper peer-to-peer loan will be used to grow my bridal business, specifically by allowing me to 1) purchase additional inventory for the upcoming busy wedding season, 2) be more aggressive with marketing and advertising, and 3) generate new business by cultivating relationships with new vendors.

I am a good candidate for this loan because I have been able to run an honest, fashion forward, customer service conscious business. I am also very cognizant of paying my bills on time. Even in the tough economic climate we are currently in, we are able to stay true to our business model, take care of our vendors, and provide exceptional service and on-time delivery to our clients. As far as future growth and sustainability, we believe 2010 to be very promising, albeit we remain cautiously optimistic.

I believe in my business and work passionately everyday to ensure its success. It has been said that the first five years are the ?make-or-break? years of any start-up. I intend to make it. Thank you for taking the time to review my funding request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1980	Debt/Income ratio:	26%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	22 / 16	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	59	Length of status:	21y 7m
Amount delinquent:	$166	Revolving credit balance:	$9,402	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	33	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	kmb587	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	42 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-659 (Dec-2009) 640-659 (Nov-2009) 680-699 (Aug-2008) 680-699 (Jul-2008)
Principal balance:	$1,976.08	1+ mo. late:	0 ( 0% )
Total payments billed:	42
Description
Not really an HR rating!
Purpose of loan:
This loan will be used to pay off payday loans I had to use to cover unexpected expenses.? I don't like using payday loans and I tried to get one through prosper first but had no responses.? I recently had some fraudulent activity on my bank account which is now finally getting resolved, but during that time I had to use payday loans for unexpected expenses.? I really want to pay them off and have a little left over for "just in case"? I dn't believe I should be at an HR rating.? My last prosper loan showed me at a B rating.? I paid 1 prosper loan off 9 months early and have never missed a payment on any prosper loans so I don't know how they have me going from a B to an HR.?? Please help me to get squared away again!
My financial situation:
I have been at my current job for over 21 years and it is very secure.? I have always paid my loans with prosper and will do so this time also if you will please help me.
Monthly net income: $ 2900
Monthly expenses: $
??Housing: $ 1068
??Insurance: $ 106
??Car expenses: $
??Utilities: $ 110
??Phone, cable, internet: $ 155
??Food, entertainment: $?50
??Clothing, household expenses $?
??Credit cards and other loans: $?600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$480.49

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2001	Debt/Income ratio:	9%
Credit score:	840-859 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$26,244	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	top-terrific-currency	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Build an emergency nest egg!
Purpose of loan:
Hi, I really need to create an emergency nest egg.???? My goal is place this money in a "CD Ladder".?? A portion of these funds also will be used to pay off my credit card bills.

I plan to start using "cash/ debit cards" from this month.?? So I don't have to worry about credit card bill payment, and also lower my monthly expenses (cell phone, cable tv,? eating out etc.).

I am hoping to repay this loan in monthly installments within 2 years.

Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444284
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$279.96

Auction yield range:	3.06% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1994	Debt/Income ratio:	9%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	2y 11m
Amount delinquent:	$1,267	Revolving credit balance:	$1,643	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	6%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mmanpwc	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	800-819 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	760-779 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Business Loan to invest in prosper
Purpose of loan:
This loan will be used to?to re-invest back into prosper.

My financial situation:
I am a good candidate for this loan because...I make a very good living and have very good credit so repayment is assured.? The public record is from a chapter 7 bankruptcy that I filed for back in 2002 due to paying medical bills of my grandfather and then getting laid off from my job.? Since then I have kept a perfect credit record and obtained my MBA (hence the high student loan payments).? The delinquency is from a medical bill that went into collections that I'm fighting with my insurance company over.? The delinquent balance is of an old medical bill that I'm disputing that should have been paid by my insurance company years ago.? I also paid off an earlier Prosper loan offer early.

Monthly Income: $12,500 ($12,000 from job and $500 from rental income)

Monthly Expenses:
Rent: $1,245
Student Loans: $420
Car Loan: $318
Utilities: $100
Gas: $200
Clothing: $300
Food/Misc: $1,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.80%	Starting borrower rate/APR:	18.80% / 21.02%	Starting monthly payment:	$731.10

Auction yield range:	17.06% - 17.80%	Estimated loss impact:	35.49%
Lender servicing fee:	1.00%	Estimated return:	-17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1993	Debt/Income ratio:	45%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$20,766	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	12
Screen name:	bumblebee8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off and cut credit cards
After my divorce this past year I was left with a large debit to deal with. I am a single father, and just need the chance to get solid again. Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$271.37

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1999	Debt/Income ratio:	119%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	5 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,768	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	yield-adventure	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school
Purpose of loan:
This loan will be used to consolidate school debt.

My financial situation:
I am a good candidate for this loan because I have good credit, pay my bills on time and have never defaulted on any of my expenses and will have pay back this loan in full by March 2011; if not sooner.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.06%	Starting borrower rate/APR:	12.06% / 14.19%	Starting monthly payment:	$232.70

Auction yield range:	11.06% - 11.06%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2002	Debt/Income ratio:	57%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	18 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$26,495	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	transparency-sensor	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards

My financial situation:
I am a good candidate for this loan because I'm never behind on my payments, and i have good credit score

Monthly net income: $ 1300

Monthly expenses: $
??Housing: $ 679
??Insurance: $ Parents paid
??Car expenses: $ Parents paid
??Utilities: $ 60-100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.06%	Starting borrower rate/APR:	9.06% / 11.15%	Starting monthly payment:	$477.41

Auction yield range:	8.06% - 8.06%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1992	Debt/Income ratio:	33%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$65,565	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	courteous-currency5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
starting a new business
Purpose of loan:
This loan will be used to finance some of the startup costs associated with this new business as well as providing some operating cash flow. The business is?unique?with little or no competition. I will retain my current job and income while my partner in the new business runs the day-to-day operations. I have already invested $40,000.00 of my own capital into the startup costs and am looking for funding to get me fully up and running. The business will begin in March 2010 and I expect revenue to be realized within 30 days.

My financial situation:
I am a good candidate for this loan because I will be able to maintain my current income while participating in a new and prospective business venture. I am an honest person with good credit. I am rarely late with payments (credit to my wife) and I take it as a personal obligation to repay any debt borrowed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444300
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.95%	Starting borrower rate/APR:	10.95% / 11.30%	Starting monthly payment:	$490.73

Auction yield range:	3.06% - 9.95%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1998	Debt/Income ratio:	34%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$17,771	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	progressive-benefit	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off HomeDepot Card
Purpose of loan:
This loan will be used to? Pay off a Home Depot account that has a high apr and poor terms. Just looking for a better?rate and terms?on the money that was borrowed.

My financial situation:
I am a good candidate for this loan because? We make our scheduled payments on time or early. This loan will be pulled from an account that has biweekly deposits for savings made, and it not accessed except to pay down this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,875.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$130.05

Auction yield range:	11.06% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	10 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$7,276	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MaxCat09	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	660-679 (Oct-2009) 640-659 (Jun-2008)
Principal balance:	$3,238.61	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Adobe Air Engineering Application
Purpose of loan:
This loan will be used for expenses related to design, development, packaging, and marketing of a custom software application I have created that will assist emissions engineers in testing and reporting results required by the EPA. I won't go in to details, but we plan on marketing the solution at a sale price in excess of $5000 per license.

The application will be developed in Adobe Flex and will run on Adobe Air. It will connect to server databases secured on companies intranets (a requirement of corporate clients), but will generate test results, graphs, and analysis needed in daily emissions testing by emissions engineers. It will interface with proprietary emissions testing programs at the 3 largest off-highway firms in the US (based on personal hands-on work experience, and disclosed documentation).

The software was completely designed by me ( a Certified Professional Engineer, educated as a Mechanical Engineer & Software Engineer with a degree from Rose-Hulman Institute of Technology - the #1 undergraduate engineering school in the US.). I have worked directly for 2 of these firms in their emissions testing divisions. My husband will be assisting me in marketing the software, although I have direct contacts with many VP level engineers in charge of emissions testing and the 3 largest off-highway engineering companies in the US.

The loan will go directly to some software expenses and licensing fees required to make the software a reality. As well as fees to the user interface designer (graphic designer).

My financial situation:
I am a good candidate for this loan because I have a current prosper loan that has always been paid on time, I currently am under contract for 12mos. at roughly $7k per month pre-tax (working as a diesel emissions engineer) . My husband works for a customer acquisition marketing company in South Carolina and brings in over $8k per month pre-tax.

We do have debt, although NONE of our debt is delinquent.

Monthly net income:
Personal? $7000
Husband? $8000
Rental Income? $800

Monthly expenses:
??Housing: $ 1500
??Insurance: $ 150 (auto+renters)
? Health Insurance: $80 (through husbands company)
? Personal Car expenses: $ 0 (own 2006 Acura RSX Type-S outright )
? Husband Car Expense: $600
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000
? Student Loan expenses: $ 500 (between both of us)
? Prosper Loan: $250
? Rental Prop Mortgage (Husbands Name): $500
? Rental Upkeep:? $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$126.08

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2004	Debt/Income ratio:	10%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$103	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	persistent-basis	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my girlfriends C-Cards
Purpose of loan:
This loan will be used?to pay off my girlfriends' credit cards, she has about?$3900 in credit card debt that she has accumulated and I want to pay if off for her since she has a very high rate,?she is?working and going to school at the same time and we recently found out we are having a baby so as an anniversary gift?I want to pay off her credit card debt.??

My financial situation:
I am a good candidate for this loan because I have a good credit history and am very responsible, I have a stable job and have never made a late payment. I'm trying this way out to get a better rate then a bank would offer me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1990	Debt/Income ratio:	39%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	26y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,384	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	lootenstein	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444310
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$769.51

Auction yield range:	8.06% - 21.55%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1998	Debt/Income ratio:	64%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,421	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	return-fuse3	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Loan
Purpose of loan:
This loan will be used to? payoff my high interest credit cards

My financial situation:
I am a good candidate for this loan because? I pay my bills on time I just wan to better organize my payments and get one bill at a good rate
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.46%	Starting monthly payment:	$54.23

Auction yield range:	11.06% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1995	Debt/Income ratio:	37%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$48,227	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	entertaining-commerce9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Catch up on monthly expenses
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$364.04

Auction yield range:	17.06% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1966	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	16	Length of status:	10y 0m
Amount delinquent:	$149	Revolving credit balance:	$7,163	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	2
Screen name:	GLENGARY	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ADVANCE ON NATURAL GAS MINERALS
Purpose of loan:
This loan will be used to PROVIDE INVESTMENT WORKING CAPITAL??????

My financial situation:
I am a good candidate for this loan because OF MY INVESTMENT EXPERIENCE? AND THE LOAN WILL BE SECURED MINERAL HOLDINGS

Monthly net income: $ 8,000.00

Monthly expenses: $
??Housing: $ 1,500.00????
??Insurance: $ 750.00????
??Car expenses: $200.00
??Utilities: $ 100.00
??Phone, cable, internet: $
??Food, entertainment: $250.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1997	Debt/Income ratio:	15%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$27,369	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	revenue-optimization3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lowering my credit card Debt
Purpose of loan:
This loan will be used to free my self from high credit card interest rates

My financial situation:
I am a good candidate for this loan because I have a good standing history of paying my debts on time, I have a good paying job with a Nationally Recognized Company.? My wife and I bought a home that was not finished, we used all of our credit cards and bank lines of credit to finish the house, now we are trying to pay off some of the debt to raise our scores so we can get a better interest rate when we refinance.

Monthly net income: $ 10,200?

Monthly expenses: $
??Housing: $ 1380
??Insurance: $ 60
??Car expenses: $ 100 ????
??Utilities: $ 450
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	26.99%	Starting borrower rate/APR:	27.99% / 30.34%	Starting monthly payment:	$144.75

Auction yield range:	8.06% - 26.99%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1986	Debt/Income ratio:	35%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$38,102	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	note-shrubbery	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation, pay off 2 cards
Purpose of loan:
This loan will be used to? Pay off 2 credit cards that went to 30% recently and now have a yearly fee.

My financial situation:
I am a good candidate for this loan because... I can afford the monthly payment and I take my debt seriously.? The payment for this loan will replace the minimum monthly payment on 2 of my high interest cards so my monthly expenses will remain the same.??I have listed three times?before and I realize I am going to have to pay a higher interest rate due to the delinquincies on my report (all from a bankruptcy, more on that in a bit).???That is o.k. as I??want the interest that I am paying to go to someone other than the dishonest credit card companies.? These 2 cards were at 16.9% interest with no other fees, when like most of america, my rate nearly doubled to 29.99% with the added insult of a yearly fee.??Somebody will be collecting interest on my debt regardless of who it is.? I would much prefer to be giving it to YOU!??My housing, utilities and phone cable payments are my half of the monthly bill. My husband pays the other half.? Included in my housing payment is the monthly payment for a $26,000 HELOC.? The need for the HELOC arose when I moved back into my house that I previously had been renting out.? The city I live in made me put on a new roof, driveway, furnace, electrical? and the like before they would issue me a certificate of occupancy.? That $26,000 is part of my revolving credit, though it is no longer open for draws.? Another $8000 of my revolving credit was used for further home improvements after I recently got married.? If you are wondering why my house payment seems so low it is because my mortgage is for only $40,000.? A little info on the public record.? I was forced into bankruptcy 5 years ago due to a very very stupid decision to loan a so called "friend" a very large amount of money, all cash advances from credit cards, only to have them disappear.?? Before that my credit was flawless.? I just need to be given the chance to prove again that I am credit worthy and responsible.? I have learned a very hard lesson.?I will never again?allow myself to be in the situation I found myself 5 years ago.? Since the bankruptcy I have a perfect payment history?and I refuse to miss a payment for any reason.???I will be making a double payment each month on this loan until it is paid off.? My income does not necessarily?support that idea but prosper does not allow me to use my husbands income in this listing.? With his income included it is no sweat at all.? Thanks for your bid!
Monthly net income: $ 2688
Monthly expenses: $?2072
??Housing: $?370
??Insurance: $ 110
??Car expenses: $ 612
??Utilities: $ 95
??Phone, cable, internet: $ 40
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 345
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444328
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$640.66

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1995	Debt/Income ratio:	13%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$19,997	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	revenue-welder	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards/auto
Purpose of loan:
This loan will be used to?
Pay off credit cards/Auto.
My financial situation:
I am a good candidate for this loan because?
I am employed for 9 years at the same job, make all my payments ontime, and never been delinquent.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1983	Debt/Income ratio:	49%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	49	Length of status:	1y 5m
Amount delinquent:	$69	Revolving credit balance:	$3,807	Occupation:	Other
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	contract-heart	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for a college class!
Purpose of loan: This loan will be used to pay for a very important class I am going to be taking in February. I must take this class as a unclassified student to complete my Associates degree, then I can start in March as a full time Junior and qualify for financial aid. I have been accepted into a accelerated Bachelors program at Indiana Wesleyan and will graduate in 18 months!

I also have a incredible black lab named Jake who had to have surgery a month ago and I have been paying off that $1,200.00 bill and would like to use part of this loan to put that behind me.

My financial situation: I am a good candidate for this loan because my husband and I both have stable jobs and decent incomes. Monthly payments can be automatically deducted from my checking account.

Monthly net income: $ 3,600.00
Monthly expenses: $ 2995. 00
Housing: $ 912.00
Insurance: $ 179.00
Car expenses: $ 800.00
Utilities: $250.00
Phone, cable, internet: $ 275.00
Food, entertainment: $ 200.00
Clothing, household expenses $ 200.00
Credit cards and other loans: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444370
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$164.16

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1992	Debt/Income ratio:	42%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	11 / 4	Employment status:	Retired
Now delinquent:	0	Total credit lines:	31	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,080	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Retiredsailor62	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	700-719 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	680-699 (Oct-2009) 680-699 (Jul-2009) 600-619 (Jan-2008)
Principal balance:	$2,538.18	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
For Economy Car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.75%	Starting borrower rate/APR:	13.75% / 15.90%	Starting monthly payment:	$163.47

Auction yield range:	4.06% - 12.75%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1995	Debt/Income ratio:	49%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$92,814	Occupation:	Religious
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pleasant-integrity7	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Goodbye to 2 Credit Cards
Purpose of loan:
I have 2 Credit Cards I want to payoff for good.

My financial situation:
I am a good candidate for this loan because:
I am 50 years old and have never NOT payed a bill and I am not going to start now! (I know about double negatives, but true)My Prosper monthly payment will be less than the monthly payment on the 2 cards.My Monthly Net Income does not incude my wife's salary of $40,000.00 and she will help repay this loan.I would rather you receive a benefit than the CC Co.WHAT ABOUT YOUR HIGH REVOLVOING BALANCE, YOU MAY BE THINKING?
????WELL, Remember when you could get a liftetime 3.9% balance transfer, well I did that for 2 car loans-great rate, but skewed my revolving balance and?my?FICO, why I am A and not AA.? I now know better!Monthly net income: $ 5416.00

Monthly expenses: $ 2426.00
??Housing: $ 785.00
??Insurance: $ 145.00
??Car expenses: $ 350.00
??Utilities: $ 275.00
??Phone, cable, internet: $198.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $100.00?
??Credit cards and other loans: $ 523.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$106.12

Auction yield range:	11.06% - 28.99%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2001	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,992	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	awesome-contract5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Let my debt make you money!
Purpose of loan:
I am seeking a loan to combine all my debts into one lump sum and have a stable payment amount.? I have been paying?everything and keeping up, but this would allow me to quit trying to "plug the holes".? I can pay everything off and just have this payment to worry about.

My financial situation:
I am a hard worker.? Most of this year I worked 3 jobs at the same time in order to make sure my obligations are met and my family has what it needs.? Going to college while taking care of my family was hard and is what led to this debt.? I always pay my bills no matter what and you can rest assured?this will be paid in full.?

Monthly net income: $5,000

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 125
??Car expenses: $ 0 Truck?is paid for?
??Utilities: $ 150
??Phone, cable, internet: $150
??Food, entertainment: $?400
??Clothing, household expenses $500?
??Credit cards and other loans: $?400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 294351
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$204.89

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1994	Debt/Income ratio:	23%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	25 / 24	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	16y 2m
Amount delinquent:	$0	Revolving credit balance:	$51,455	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	global2007	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	740-759 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	720-739 (Nov-2007) 760-779 (May-2007)
Principal balance:	$929.95	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Debt Consolidation
Purpose of loan: To pay off a credit card with high interest rate.

My financial situation: My financial situation is excellent.

Monthly net income: $ 7730.00

Monthly expenses: $ 6259.00
??Housing: $ 1969.00
??Insurance: $ 148.00
??Car expenses: $ 400.00
??Utilities: $308.00
??Phone, cable, internet: $ 144.00
??Food, entertainment: $ 1000.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1600.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 385887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 29.84%	Starting monthly payment:	$308.20

Auction yield range:	17.06% - 26.50%	Estimated loss impact:	20.54%
Lender servicing fee:	1.00%	Estimated return:	5.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2000	Debt/Income ratio:	17%
Credit score:	600-619 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	17	Length of status:	2y 9m
Amount delinquent:	$782	Revolving credit balance:	$18,088	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	UncleMoneyBucks	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	600-619 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	520-539 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Please help a veteran get back on h
Greetings Prosper Lenders!

I am applying for my 2nd Prosper loan. My first loan was a 3 year loan and I made all 36 payments on time (and frequently early) and I am returning to continue the debt-consolidation path I started on.

I have been working my way back from a 413 credit score and a disastrous financial life I created for myself in my early years when deployed with the military which I unfortunately felt exempted me from the normal rules and regulations of society (which of course I have since realized is not so much the case :)

I have not missed a payment in the last 3.5 years and I am excited to say it is my personal mission to never miss one again.

One issue I'm having now is that my credit card companies are lowering the limits on my cards (creating high availability ratios, lowering my score) and also threatening to raise my rates to near 30% - even though I've still never missed a payment!

I'd like to get away from as much revolving debt as I can and this loan would help me clean up 4 of my 5 outstanding cards.

Please let me know any questions you have and I will be happy to answer them!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$63.04

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2000	Debt/Income ratio:	29%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$12,360	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	awen751	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	740-759 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	720-739 (May-2008)
Principal balance:	$2,039.15	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Tying over until tax time
Purpose of loan:
This loan will be used to ensure I have enough to keep all my bills paid until my tax return comes in

My financial situation:
I am a good candidate for this loan because I am gainfully employed and expect to stay that way.? I bought a house over the summer, needed to get credit to buy a new stove and fridge, and had one credit card raise their rate to 30% because of this change in my credit report.? I have also had some other surprise charges and bills.? Once my tax return comes in, I will be fine, and can even pay off the majority of that card.? I may even be fine before it comes, but would like some cash on hand to ensure I have enough.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 150
??Car expenses: $ 500
??Utilities: $ 40
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 1000? (mainly student loans)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$572.86

Auction yield range:	17.06% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1988	Debt/Income ratio:	16%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$33,781	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	punctual-dedication	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Goal: Pay off credit card debt!
Purpose of loan:
I would like to be free of credit cards, and am trying to pay them off one by one.? This loan will certainly help!?

My financial situation:
My financial situation is very stable; I work as a biostatistician and am very good with numbers and money.? I have an MS in statistics and have been in this occupation for 16 years.? In my adult life, I have never missed a bill payment of any kind, so even though I may have a mediocre rating, I can be trusted to pay back my debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1998	Debt/Income ratio:	21%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	19	Length of status:	6y 4m
Amount delinquent:	$935	Revolving credit balance:	$991	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	0
Screen name:	captainmike	Borrower's state:	Florida	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WANTING A NEW KITCHEN !!!
Purpose of loan:
Hey my prosper friend?s !!It?s mike here again for another loan to remodel my kitchen..Just paid off my mortgage and I?m ready to reinvest some $$ into my property . Thanks for taking the time to read my add. GOD BLESS AND BE WELL, MIKE

My financial situation:
I am a good candidate for this loan because?I have a home thats free and clear of all leans and a good job with great income !!!!?

Monthly net income: $
5500
Monthly expenses: $
??Housing: $ 0????
??Insurance: $ 134
??Car expenses: $ 453
??Utilities: $ 82
??Phone, cable, internet: $?60
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$789.19

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1995	Debt/Income ratio:	23%
Credit score:	840-859 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$50	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Internet_Entrepreneur	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New product development
Purpose of loan:
This loan will be used?to help fund the software?development of a great new marketing and relationship management product for my online media business.? My sales and marketing team has already started to pre-sell our new product and has gotten a great response.? We are currently developing the software for the product with?an expected launch date in early to mid-March.? We are looking for attractive interest rates on capital to provide a funding cushion and to cover operating expenses?while we ramp up?the sales effort?of our new product.

Repayment:
This is a business loan which will be repaid?with operating cash flow from my business.? I have an?excellent credit rating and will personally guarantee the loan with?funds from my income and investment portfolio.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$254.71

Auction yield range:	17.06% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1999	Debt/Income ratio:	38%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,894	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	treasure-elvis	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to pay off my credit cards.

My financial situation:
I am a good candidate for this loan because I have never missed a house, car or credit card payment. I just want to pay off my cards and close them. I have been at the same job for 10 years now and own a home in Oakley for 4 years. I can be trusted.

Monthly net income: $
$4400
Monthly expenses: $
??Housing: $ 1300
??Insurance: $
??Car expenses: $ 300
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$102.60

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1999	Debt/Income ratio:	23%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	1y 2m
Amount delinquent:	$249	Revolving credit balance:	$34,328	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	abundant-auction4	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a bit of debt
Purpose of loan:
This loan will be used to? begin to pay off debt, pay for a home inspection for refi loan

My financial situation:
I am a good candidate for this loan because?I have a solid work background and I want to get my finances in order.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 80
??Car expenses: $ -
??Utilities: $ 75
??Phone, cable, internet: $ 89
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 600
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.49%	Starting borrower rate/APR:	14.49% / 16.65%	Starting monthly payment:	$292.54

Auction yield range:	4.06% - 13.49%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1987	Debt/Income ratio:	27%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	23 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$58,100	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bigoldboy5	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	700-719 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	0 ( 0% )	720-739 (Jun-2007)
Principal balance:	$1,606.50	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Hoping to expand existing business
To clarify, I am a veterinary doctor, but there is no separate category on Prosper.? I don't want there to be any confusion.

Purpose of loan:
I have built a housecall veterinary acupuncture business slowly and steadily over the past year, by word of mouth only.? It is now time to aggressively market, and expand the scope of the business.

My financial situation:
I'm well employed, with a good salary, am building this business on the side.

I've been a lender on prosper for awhile now, and also have borrowed once.? The borrow account has a perfect record, and is due to be paid off in 7 months. I've been burned a few times as a lender and it's not a good feeling.? So, hopefully borrowing history, my good credit status, and my experience on the lending side can give you some added confidence.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$830.36

Auction yield range:	8.06% - 11.00%	Estimated loss impact:	8.73%
Lender servicing fee:	1.00%	Estimated return:	2.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1995	Debt/Income ratio:	34%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$647	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	duty-trombone	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting over
Purpose of loan:
This loan will be used to purchase some items that I need to 1) Get my life back on track after a divorce, and 2) purchase some equipment that I need to gradually form a small landscaping/ lawn maintenance business. I intend to buy a used truck, utility trailer, walk-behind lawn mower, and other basic landscaping materials. I plan to pay for business insurance, licenses, as well as advertising. I also plan to purchase some furniture and household belongings since I am starting my life over as a single man once again.

My financial situation:
I am a good candidate for this loan because I make enough money now to repay this loan with no problem. My current job pays my monthly bills and allows me to set aside an extra paycheck each month. In addition to what i already make, I will be bringing in more money once I obtain this loan and begin doing other jobs on the side. I fully intend to both work my current job and work hard towards building a successful business. I have an excellent credit score, and I have no negative marks on my credit report. I take my credit very seriously and, therefore, I would not take out a loan which I could not afford to repay. I am more than capable of making reasonable monthly payments and carefully budget my money so that I am always either ahead or on time with my bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$30.49

Auction yield range:	3.06% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-2006	Debt/Income ratio:	10%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$451	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	penny-mandolin	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
AmeriCorps Volunteer Needs Help
Purpose of loan:
This loan will be used to?
...fund a class towards my teaching credential, pay off a couple bills, and buy supplies for my classroom. I am currently an AmeriCorps (domestic version of the Peace Corps) volunteer working in a third grade classroom. I receive $660 a month as a living stipend, but I never feel able to "get ahead."
My financial situation: ...is stable. I receive the same amount of money every two weeks, but the checks only cover basic living expenses with little extra. However, I plan on saving the extra to make loan payments and I will be returning to paid full-time employment in the summer of 2010.
I am a good candidate for this loan because? I am honest, accountable, and plan to pay the loan back in full ASAP.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 21.80%	Starting monthly payment:	$36.18

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1995	Debt/Income ratio:	30%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	20y 7m
Amount delinquent:	$145	Revolving credit balance:	$4,011	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	lean-trade0	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying of my highest debts
Purpose of loan:
This loan will be used to?pay off two?payday loans.?

My financial situation:
I am a good candidate for this loan because? I work 2 jobs and I am? a responsible person who pays her loans back on time.

Monthly net income: $ 1896.00

Monthly expenses: $
??Housing: $ 558.00
??Insurance: $ 109.00
??Car expenses: $?426.00?Clothing, household expenses $?25.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.90%	Starting borrower rate/APR:	21.90% / 24.16%	Starting monthly payment:	$362.32

Auction yield range:	17.06% - 20.90%	Estimated loss impact:	19.18%
Lender servicing fee:	1.00%	Estimated return:	1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1990	Debt/Income ratio:	23%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	24y 1m
Amount delinquent:	$0	Revolving credit balance:	$94,057	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	luminous-ore8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate bills
Purpose of loan:
This loan will be used to pay off high interest credit cards. I have been paying on time but now they have increased my interst rates.

My financial situation:
I am a good candidate for this loan because?I have?a good income and pay my bills on time.?

Monthly net income: $ 6000.00

Monthly expenses: $ 5300
??Housing: $ 2500.00
??Insurance: $ 200
??Car expenses: $ 600
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $?200
??Credit cards and other loans: $ 750
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444227
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.05%	Starting borrower rate/APR:	16.05% / 18.23%	Starting monthly payment:	$281.45

Auction yield range:	6.06% - 14.05%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	29%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,705	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	goldarella	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to pay off some credit cards with higher interest rates.? I am just looking to consolidate all my debt into one payment.

My financial situation:
I am a good candidate for this loan because I have a solid work history.? I have worked for only 2 companies in the last 10 years, and have been promoted multiple times.? I have a solid credit history and always pay bills on time.??Upon reviewing my credit history you will see that we have a home that we have always paid the mortgage on, and on time.? I can assure the lender that?I?am not in any credit danger, but just looking to consolidate debt, and obtain lower interest rates.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$238.56

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	38	Length of status:	11y 5m
Amount delinquent:	$0	Revolving credit balance:	$351	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Homeownership:	No
Inquiries last 6m:	2
Screen name:	spiritual-balance0	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory of Barber supplies
Purpose of loan:
This loan will be used to? I would like to purchase wholesale barber clippers and barber supplies from a NY wholesaler ?for retail sales? in my shop, to increase my monthly income.

My financial situation:
I am a good candidate for this loan because? My monthly income could comfortly afford an added?$400.00 a month for 36 mths.without the new income from the monthly sales of barber?supplies.

Monthly net income: $ 3500.00

Monthly expenses: $ 2094.00
??Housing: $ 650.00
??Insurance: $ 120.00
??Car expenses: $ 100.00
??Utilities: $ 95.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 325.00
??Clothing, household expenses $
??Credit cards and other loans: $ 694.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,435.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$461.72

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1995	Debt/Income ratio:	46%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$15,493	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	courageous-bazaar1	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vampire Credit Cards Suck Soul & $
Purpose of loan:This loan will be used to pay of pesky credit card debt.My financial situation:?
Treading waterI can't seem to get ahead on paying down my 2 credit cards.? While I make a significant payment each month that is over my minimum due, the interest is keeping me from paying down the principal balances.? Most of the debt is from earlier in my 20's when my cost of living was exceeding my paycheck by quite a bit, and a portion from when I was in graduate school (and ok, yes, there was probably some irresponsible spending in there).??The credit cards are in lock-down at the moment and I prefer to obtain a personal loan in lieu of continuously moving my balances to new low-interest cards, which, in the long run, would likely damage my credit. I currently have no other debt except for student loans which are in forbearance until I get my credit cards paid off.? I'm boringly stable and have been in steady employment for years (with the exception of a short period during and after graduate school).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2004	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,285	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	a-favorable-compassion	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay for last class in Grad School
Purpose of Loan:

To pay for the last class of my Graduate program in Sport Management at Cal State Long Beach.??My goal is?to go into the field of Marketing/Promotions in the sports industry and have received great experiences during my?internships at various sports organizations.?

I plan to pay back this loan by using wise money management skills.? Being a full-time graduate student,? I have learned to create a?reasonable budget in order to prevent unnecessary spending.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1996	Debt/Income ratio:	56%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,938	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	established-dedication1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"A New Beginning in 2010"
Purpose of loan:
This loan will be used to?Consolidate Credit Cards?

My financial situation:
I am a good candidate for this loan because?
I am very stable and reliable. I have been on my current job for a large nationwide company for the past 10 years. I have been with my wife for 23 years. She has just graduated college after several years of hard work and determination, with a Degree in Accounting. We have one daughter which will graduate High School this year, ?Class of 2010?. I also own my own?Business, which I have had for the past 7 years.? Although the economy has been slow, signs show a turning point for the future. I have an excellent payment history, and usually have around a 720 credit score. The lower credit score I was given by Prosper is likely due to the amt of current debt, which I will be paying down significantly with this loan. I am currently paying aprox. $750 per month on the debt I will be paying off. We are very dedicated hardworking individuals, and would greatly appreciate your consideration for this loan. All information is verifiable, and any questions are welcome.
Thanks? in advance.

Monthly net income: $5706.00 together without Overtime and Business Income
Self? $2890 + Overtime / Gross 45,000 yr
Wife? $2816
Business Income / Varies (usually profit is around $10,000 per year)

Monthly expenses: $
??Housing: $ 1353
??Insurance: $
??Car expenses: $ 325 Truck payment
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ Aprox. $ 750?+ $ 750 to be paid off with this loan
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$325.64

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	14 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,355	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	credit-evergreen	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Condo
Purpose of loan:
Thanks for looking at my loan:
I need this loan for the little extra cash I need to get my condo. I have 50K saved up and I have a great job that I started 1 1/2 years ago and work guaranteed for 2010. I increased my hours into a depression, sorry I mean recession, as well as my rate. I am on course ti increase my hours this year as well. However, since the market crash, having a great job, proven track record and a pulse are not enough for a bank right now for a contractor to get a mortgage, as they want three years of data to give out a loan, up from 2 years!!! I rather give my money to a regular Joe than a bank anyways.

I also plan to rent out one of the rooms and can cash in my stocks, that took a major hit, if I need to cover this loan. regardless, you will get your money from the equity or my hide. So your money is safe with me.

My financial situation:
I am a good candidate for this loan because I have a high paying job that is increasing in hours, stock that is rebounding, a IRA if I need it to dip into, life insurance just in case, equity in the condo, and never been delinquent or defaulted on a loan/credit card.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.77%	Starting borrower rate/APR:	31.77% / 34.17%	Starting monthly payment:	$195.42

Auction yield range:	14.06% - 30.77%	Estimated loss impact:	15.41%
Lender servicing fee:	1.00%	Estimated return:	15.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1997	Debt/Income ratio:	33%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$25,686	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	blue-repayment-jam	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Car
Purpose of loan:
This loan will be used to pay off my car. I have never been late with a payment and I always pay the correct amount . With this loan it will bring me closer to financial freedom. Thank You

My financial situation:
I am a good candidate for this loan because I pay on time and have never missed a payment. I?have a secure job and look foward to paying this loan in full. Thanks?

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 44
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1993	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$33,482	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	best-gold-aviary	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Monthly Buffer
Purpose of loan:
This loan will be used to help me pay my monthly expenses while I am starting my new career in the insurance industry.? I need a small fund to support my initial expenses in my new career.

My financial situation:
I am a good candidate for this loan because there?is great income potential for me in the insurance industry that will guarantee to re-pay my loan and my outstanding debt.

Monthly net income: $ 4,500

Monthly expenses: $ 3,200 Total (Itemized below)
??Housing: $?1700
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $?350
??Phone, cable, internet: $ 150
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$294.25

Auction yield range:	17.06% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2007	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,187	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	enthralling-funds	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tired of riding bicycle to work.
Purpose of loan:
This loan will be used to? Get a pretty good car since 2 years ago i was hit by a car that was merging into my lane from a ramp and totalled my car his excuse " i didn't see him" but i didnt get anything from it because it "wasn't his fault". so now i have been riding my bicycle to work since and i'm fed up with the freezing?winter rides to work.

My financial situation:
I am a good candidate for this loan because? i live rent free and i get about $1600 after taxes and i only have a total of $490 worth of bills each month.

Monthly net income: $2000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 62
??Food, entertainment: $?60
??Clothing, household expenses $?15
??Credit cards and other loans: $ 490
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444263
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.46%	Starting borrower rate/APR:	26.46% / 28.79%	Starting monthly payment:	$729.65

Auction yield range:	11.06% - 25.46%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2002	Debt/Income ratio:	26%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$9,839	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	shaftymon	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 92% )	720-739 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	1 ( 8% )	720-739 (Dec-2009) 680-699 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Safest Investment - 2nd Loan
Hello,?
??? I am a US Military Veteran still working for the Government as a civilian contractor in Saudi Arabia and will be moving to Colorado?in a month for another government job traveling back and forth from Afghanistan making at least $140,000 a year.? I want a cushion to help with my move across the world and consolidate my current debt as I continue my full time online degree.?
??? I once borrowed $20,000 from Prosper at 19% with a smaller income and worse credit.? Last years W-2 reflects what I used to make, around $40k....but I do have pay stubs from the past year that reflect $80k a year right now and that amount will double in a few months with my next job.

If you have any personal questions please feel free to contact me at????? ?s c o t t @jnsproperties.com.

"Taking off is an option, Landing is mandatory" unknown

God Bless,
-S??c o t t
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444267
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2003	Debt/Income ratio:	20%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,865	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	simon_11	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
Used to pay?off?my car.? I recently lost my?job,?and this loan will allow me to reduce my bills $525 for my car and $130 for CONN'S

My financial situation:
I have never had a late payment, my living expenses are very low.??I have lost my job?3 times this year?from no fault of my own.? I am trying to avoid any late payments on my credt.? Even with my current bills and expences I would be able to pay for my bills, but I would like to use this money to pay off my car and another loan which would reduce my?monthly bills $700 (half of the $300 below as well).? If?I added $200 eliminated $500? it would make looking for a job much?easier.??I have never borrowed money and?not paid it?back.? I am in an unfortunate situation. I should be getting??a decent tax return as well.? Please notice that I have not had any late payments. EVER!?

Monthly net income: $ 1,600

Monthly expenses: $ With? Loan? = $400 + Loan?payment.
??Housing: $ FREE
??Insurance: $ NONE
??Car expenses: $ 525 --- WIll be 0
??Utilities: $ FREE
??Phone, cable, internet: $ FREE
??Food, entertainment: $ 400? per mos
??Clothing, household expenses $?0
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	19 / 19	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$323,342	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	greenback-birdie	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Acquiring Asset at Large Discount
Purpose of loan:
This loan will be used towards acquiring a distressed real estate asset in a prime area just north of Atlanta.?

My financial situation:
I am a good candidate for this loan because, as you can see, I have never been late on an installment loan or card.

Monthly net income: $ 10,000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,700.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.21%	Starting monthly payment:	$194.95

Auction yield range:	6.06% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1988	Debt/Income ratio:	13%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	19y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,625	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vanpool	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?pay off my credit cards that have interest rates that are too high aprox. 30%

My financial situation:
I am a good candidate for this loan because? I'm a reliable person husband and father of two, I always pay my bills on time. I'm a responsible home owner for over 13 years & employed in the same industry for over 22 years. My credit score is 740
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$156.30

Auction yield range:	8.06% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1996	Debt/Income ratio:	16%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$337	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	BidD	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-659 (Jan-2008) 540-559 (Jan-2007)
Principal balance:	$143.24	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Adoption Expenses
Hello and thank you for taking the time to read my listing!

The purpose of this loan would be for adoption expenses for our little family.? My wife and I are unable to have children (the conventional way).? We adopted our first child almost two years ago and she is the love of my life.? We are hoping to bring another sweet child into our family soon, but need help financing the adoption.

I currently work as an insurance agent in Utah.? I am self employed and have a well established business.? I?have payed off a loan through Prosper that helped me?pay off old credit card debt.? For that I am VERY grateful.? I?was never a day late on those payments?and will be able to make these payments with no problem.? I should be able to pay this loan off very early.?

I am genuinely grateful for any consideration you might give me in this matter.? We are very excited and hopeful about the prospect of adding another beautiful child to our family.? Please feel free to email me if there are any questions that I can answer for you.

Thanks again for taking the time.? Have a great day!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1985	Debt/Income ratio:	55%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,044	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wonderous-pound	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? to pay off creditors ????

My financial situation:
I am a good candidate for this loan because? I will pay you back, take it right from my checking account

Monthly net income: $ 1600.00

Monthly expenses: $
??Housing: $520.00
??Insurance: $
??Car expenses: $?
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 350.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1993	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$491	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	29	Homeownership:	No
Inquiries last 6m:	0
Screen name:	RenovatioCapital	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car for work and schoo
Purpose of loan:
This loan will be used to purchase a new car to replace my existing car to get to work and school. My existing car is run down and will soon need a lot of repairs and the costs will be more than the car is worth. I need a reliable car to get to school and work.
My financial situation:
I am a good candidate for this loan because I work at AT&T and have a stable job with a stable income. I plan to pay this loan off within 18 months.

Monthly net income: $ 3375

Monthly expenses: $ 2510
??Housing: $ 700
??Insurance: $ 100
??Car expenses: $400
??Utilities: $ 120
??Phone, cable, internet: $90
??Food, entertainment: $ 400
??Clothing, household expenses $250
??Credit cards and other loans: $ 250
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444291
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$120.69

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1997	Debt/Income ratio:	6%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,122	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	appetizing-income	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards.
Purpose of loan:
Debt Consolidation

My financial situation:
I make a steady pay check and I am very secure in my job.

Monthly net income: $2916
Monthly expenses: $
??Housing: $ 900
??Insurance: $ 20
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 30
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$238.56

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	20y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,699	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	counselu5	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-719 (Dec-2007)
Principal balance:	$5,931.83	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
READ THIS ONE, you won't be sorry!
Purpose:
In 2009, we had the good fortune to buy a bank owned home for less than market value, but it needed a little improving. Using our credit caused a drop in credit score.? This loan will pay off our old Prosper loan improving our cash flow by $306 a month. This will be used to pay down our credit.?

Financial situation:
Monthly Net 2009: ?$6,667
Monthly Expenses: ?$4,992 ?(reduce to $4,575) with approved loan
Projected Net 2010: $7,667 (increase in our associates lease)

Credit Score/HR rating:
Why score dropped: we have a new mortgage and have some credit card balances over 50% of the ?credit limit.?

Income/Business Growing:
Our Prosper loan for business expansion is current. ?It has been paid down from $15,000 to $5900. ?The expansion, now complete, enables us to now accept ALL health plans. ?Our business has grown,?and will continue to grow with the ability to see more patients.

Equity
Combined Home/Business Equity: $290k
Home property value: $350k/loan balance $295k
Office property value: $450k/loan balance: $220k

Excellent Credit with Lenders:
For our recent (2009) mortgage we provided full financial documentation to Wells Fargo and got a 5% interest rate. Our office loan is at 6.6% with our credit union.

Looking Beyond HR:
One of our phrases in psychology is: ?past behavior is a good indicator of future behavior? and it is true for lenders, that?s why they rely so much on the FICO score. ?FICO wants 6 months or more or new payment history to rate you once you take out a new mortgage and as for credit usage - it?s over 50% of the card limit ?so we are being penalized until the mortgage is ?seasoned? and cards paid down.?

Rather than pay an outside financial, or pay credit cards, we would like to deal with P2P lending again, as it is a win/win for all. ?This is where commonsense comes into play. ?The credit cards were used for repairs not willy nilly frivolous indulgences, but to make our home whole and to get in on a great deal, with built-in equity. ?We are not in the habit of ?running them up.? ?That?s the beauty of Prosper: the lenders are not computers, but people who can look at the whole picture, for what it really is.??

I live within my means, and my credit is important to me, and in?9 years, I have never been late on a payment, ever and promise to pay this loan on time and as agreed.

Monthly expenses: $ 4,992

Housing: $ 2186???
Insurance: $ 150???
Car expenses: $ 356???
Utilities: $ 300???
Phone, cable, internet: $ 100???
Food, entertainment: $ 500???
Clothing, household expenses $ 100???
Credit cards and other loans: $ 1200???
Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444295
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$434.19

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2000	Debt/Income ratio:	30%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	5y 0m
Amount delinquent:	$200	Revolving credit balance:	$39,075	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dignified-deal0	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Free by next election
Purpose of loan:
This loan will help me to get my debt repaid and give a powerful incentive to do so.? Banks as everyone knows are not interested in getting you out of debt, but keeping you in debt.? As a hard working person with a young family, I am looking at the future of my children, and I want to be able to have the means to pay for their college education and give them the same opportunities that I've had

My financial situation:
I am a good candidate for this loan because I have always paid my debts on time.? I hit some bumps in the road and made some wrong financial decisions in the past based on trusting other people.? I have learned from my mistakes, and hopefully will get back on the right track with this loan.? I make a fairly good living as a software developer, and this is a field that is pretty stable even in poor economic times.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1988	Debt/Income ratio:	30%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,700	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	5
Screen name:	majestic-note	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?consolidate some lingering debt I have and have one payment only each month.

My financial situation:
I am a good candidate for this loan because?I am very consistent and stable?in paying my?rent, car payment and bills on-time. I've been at my apartment for 9 years and my job for 10 years. I also just finished paying off a $10,000.00 loan in half the time required.

Monthly net income: $3,168.00

Monthly expenses: $
??Housing: $750.00
??Insurance: $115.00
??Car expenses: $446.00
??Utilities: $-0-
??Phone, cable, internet: $60.00
??Food, entertainment: $150.00?
??Clothing, household expenses $70.00
??Credit cards and other loans: $100.00
??Other expenses: $50.00 (Christian Ministry donation monthly)?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$74.45

Auction yield range:	8.06% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1976	Debt/Income ratio:	42%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	18y 11m
Amount delinquent:	$0	Revolving credit balance:	$23,925	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bonus-friendship	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loan
Purpose of loan:
I will be using this loan to help pay for my daughters upcoming August wedding.? ?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2880

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444301
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1983	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Part-time employee
Now delinquent:	2	Total credit lines:	25	Length of status:	0y 0m
Amount delinquent:	$12,766	Revolving credit balance:	$13,872	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	majestic-wampum6	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cover overdrafts in my checking acc
Purpose of loan:
This loan will be used to? Cover overdrafts in my checking account

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 1200.00????

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444305
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$546	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	29	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the-finance-excellence	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
This loan will be used to? help maintain my living cost while going to school to finish up my certification.? Since I am not able to work full time has cost me to cut my pay checks in half and finishing up paying back my student loans and my living expenses has cost me to get behind in some payments.

My financial situation:
I am a good candidate for this loan because? I have a 3.5 GPA at school and i be finishing up in the next six months in July of 2010.? I do make all my payments and go to classes everyday.? I just need some extra money for the next six months to help me get through the remaining of school year.?
Monthly net income: $ 1900.00

Monthly expenses: $
??Housing: $ 814.00????
??Insurance: $ 125.00
??Car expenses: $ 375.00
??Utilities: $?150.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $?100
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444307
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1986	Debt/Income ratio:	22%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	42	Length of status:	13y 11m
Amount delinquent:	$20,068	Revolving credit balance:	$22,149	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	8%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	fair-bill4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards / personal loa
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 4800

Monthly expenses: $ 980
??Housing: $ 612
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444315
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$327.39

Auction yield range:	4.06% - 10.00%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2001	Debt/Income ratio:	14%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$12,284	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	shaz	Borrower's state:	Washington	Borrower's group:	Microsoft Employees
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	36 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	740-759 (Dec-2009) 640-659 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Pay off high interest credit cards.
Purpose of loan:
To consolidate my credit cards into one payment with a much lower interest rate.

My financial situation:
I make a good, steady?income with the job I've had for almost four years and I'm about to make the last payment on my first 3-year propser loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1987	Debt/Income ratio:	28%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,731	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	best-worth-travels	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help in continuing small business
Purpose of loan:
I am trying to start an already in place website designing business. I would be a good candidate for this because I already have clients who want my business and I have done several websites already. If you gave me a chance I promise that you would be helping for a good cause.

My financial situation:
I am a good candidate for this loan because...even though I have some personal debt, my first goal in this successful business is to apply this loan to some programming items that are needed and all profits from my business as well as my current income will be going towards this loan. Also the deliquincies that are showing on my credit are from when I was way younger, over 4 years ago. I made some mistakes that have cost me but I am trying to put things back on track. Also on my credit report it shows I have a mortgage but my ex-husband and me are seperating so I am not responsible for the mortgage payment showing or bank of america credit card. Thank you for your time. God Bless.

Monthly net income: $ 2800.00

Monthly expenses: $
??Housing: $?778 (shared 1/2?with?roomate, so my portion is only 389.00)
??Insurance: I have renters insurance with Farmers, which is only 17.00 a month.
??Car expenses: $ Car Insurance 110.00, gas is 30.00 every?2 to?3 weeks.?Car Payment 280.00
??Utilities: $ 50.00 (shared with roomate)
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 30.00 a week, sometimes go two weeks.
??Clothing, household expenses $ n/a?
??Credit cards and other loans:?I have Care?One helping me with?most if not all of my debt that I have, I pay them 250.00 a month.
??Other expenses: $ n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444323
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-2007	Debt/Income ratio:	20%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$6,209	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	City4Ever1992	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	620-639 (Apr-2007)
Principal balance:	$678.81	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Back Again
I am almost done with my current Prosper Loan in 04/2009. I took a high interest rate because I had low credit experience.
I am trying to refinance and get a better rate.

My monthly budget:
Mortgage/rent: $765
Insurance: $40????
Utilities: $35
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses $50
Credit cards and other loan payments: $458?
Other expenses: $40
---------------------------------------
Monthly Pay???????????????? $2500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.05%	Starting borrower rate/APR:	16.05% / 18.23%	Starting monthly payment:	$527.73

Auction yield range:	6.06% - 15.05%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1984	Debt/Income ratio:	22%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$44,516	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	silver-idol9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
No More High Interest Debt!!
Purpose of loan:
This loan will be used to consolidate credit card debt that will be increasing due to unnecessary,unexplained (due to the economic situation and the increased cost of doing business....), and astronomical?interest rate increases. My interest rates are increasing as my credit limits decrease (though they are being paid on time and are always above the minimums), which sheds negative light on my credit report by showing me closer to, or almost at,?my credit limits. ??
My financial situation:
I am a good candidate for this loan because I have a steady source of reliable income, own a home that is still valued above the remaining loan balance, and have consistently paid my debts in a responsible fashion. I would not be in a position to request this assistance had my creditors left my account limits?as they were prior to the countries high?unemployement rates?and financial systems hardship(s). My accounts were available for me?to consilidate my debt at a reasonable interest rate before the countries?economic situation became so stressfull. I am looking forward to a positive experience here at Prosper. Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444331
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 12.35%	Starting monthly payment:	$664.29

Auction yield range:	3.06% - 11.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1994	Debt/Income ratio:	19%
Credit score:	840-859 (Jan-2010)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,460	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	justalittlebitmore	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Fund, 17 years of rental.
Our Oldest?s College Fund
The numbers still work out so that renting this place for the next 17 years gives our daughter a pretty good chunk of money to be spent toward her college education.

Design Features:
? 3rd Floor Master Bedroom Suite with attic storage
? 2nd Floor 17? Cathedral Ceiling in Family Room
? Tall glass block windows
? Large front and rear balcony?s
? Granite kitchen counters
? 1st and 2nd floor laundry
? Azek Exterior Trim Boards
? 3 Zone Radiant Floor Heating
? Polaris Hot Water Heater (Supplies all Heat and Hot Water to whole House)
? Plumbing Manifold in basement for easy repair and maintenance
? Sprayed Foam Insulation

Financial Information:
Monthly Income $ 13,000.00

Expenses
Main Home Mortgage, Taxes, Insurance 2,400.00
Rental Mortgage, Taxes 1,050.00
Insurance 200.00
Auto Loans 1,100.00
Student Loans 300.00
ChildCare 640.00
Paid off Monthly (Average)
Citi Card 1,000.00
Discover 2,000.00
Sam's Club 300.00
Monthly Expenses: 8,990.00

Directly Attributed to Project House
Mortgage, Taxes, Insurance 500.00
Home Equity LOC 100.00
Personal Loan 370.00
Personal Loan 840.00
AT&T Universal 175.00
Citi Card (interest rate does not have end date) 90.00
Monthly Payment for Project House: 2,075.00

Net: $2,135.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	8.06%	Starting borrower rate/APR:	9.06% / 11.15%	Starting monthly payment:	$159.14

Auction yield range:	8.06% - 8.06%	Estimated loss impact:	6.66%
Lender servicing fee:	1.00%	Estimated return:	1.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1992	Debt/Income ratio:	27%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$49,974	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	zoomer4	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used for Home Improvement and to improve the resale value of our house. We want to install laminate flooring.

My financial situation:
I am a good candidate for this loan because I know that making payments on time is important!

Monthly net income: $4000.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$147.09

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1999	Debt/Income ratio:	14%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$35,884	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	cerebral-investment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting rid of high rate loan!!
Purpose of loan:

Hello potential lender.??I was referred here by a good friend who used to be a?lender here as well.? He had told me this is a good place to get to an unsecured loan at a reasonable rate especially now with all the lenders tightening up.?

I am looking to obtain this personal loan in order to payoff a high interest debt. I was in desperate need of emergency money and had taken out a personal loan with a well known company that is known for having high interest rates. I will be using this loan along my personal funds to close out that debt. By paying this off I am hoping that it also helps increase my credit scores as well.

Financial situation:

No need to worry!...I can?make payments without a problem.? I work full time and have been in the same industry for several years.? I am responsible and have NEVER been late or missed a payment with any of my creditors as evidence by my credit report.??I?value my credit immensely?and i dont plan on ruining my credit over a?small affordable?monthly payment.??I had recently paid off an auto loan in November 2009 that?was financed over the past 5 years?@ 429.59 per month.? With that out the way, that has freed up even more cash which will ensure that i can make payments without a problem which means?Im a good investment!?

Thanks for reading and thank you for your consideration!

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $?1000
??Insurance: $?500 every?6 months
??Car expenses: $?car is paid off
??Utilities: $ included in the housing amount
??Phone, cable, internet: $?50
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
? Credit cards and other loans: $751?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444339
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$94.56

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1996	Debt/Income ratio:	43%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$45,844	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	dime-jaunt	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Surgery Bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444345
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.01%	Starting borrower rate/APR:	11.01% / 11.36%	Starting monthly payment:	$573.01

Auction yield range:	3.06% - 10.01%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1991	Debt/Income ratio:	32%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$20,916	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bison38	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off another consolidation
Purpose of loan:
This loan will be used to pay off my Credit OneFS line of credit that is currently being administered by Resurgent.? This loan was originally a credit card consolidation loan.? I am looking to lower my interest rate to shorten my payback period.? My current payment to Resurgent is very close to what my new payment will be if my loan funds through Prosper.com.?? Again, I am looking to pay the debt off faster by lowering my interest rate.

My financial situation:
I am a good candidate for this loan because I have a solid work history and a solid earning history, as well as a solid history of paying my debts.? I have been at my current job since Nov. 2007 and with my two previous employers I spent 9 years with each.? My credit score is 895.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$173.30

Auction yield range:	6.06% - 13.99%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$650	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bowtheknee	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (Jan-2008)
Principal balance:	$1,554.37	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
New Heating and Air
Purpose of loan:
This loan will be used to? install a new central energy efficient heating and air system into the home that we recently bought, along with a few other improvements such as attic insulation.? The home was built in the 1970's and while it is built well, the heating and air system is worn out and the old attic insulation needs updating.? Also, I would like to pay off the present Prosper loan I have if I can get a lower interest rate this time.

My financial situation:
I work as an independent contractor for two different companies and also as a bi-vocational pastor and am considered self-employed for tax purposes.? I provide maintenance for Walmart cash registers through the company National Cash Register and also transport patients to doctor's appointments, etc., through the company Stops, Inc.? I get a regular salary through my position of bi-vocational pastor amounting to $22,000 yearly and also profit from the?two businesses after expenses around $35,000 - $40,000 yearly according to how many assignments I receive.?

I am a good candidate for this loan because? I presently have a prosper loan which I have made no late payments on and my wife and I have been part of the Prosper community for a few years now.? My wife makes small loans from time to time on her Prosper account, and we enjoy?being part of people helping each other instead of having to go to the banks, etc.??I did suffer a job loss a few years ago which resulted in my credit being affected negatively and?unfortunuately resulting in the delinquincies in my credit record (I do believe in?always paying all of my debt - our family just went through a?very difficult time after the job loss and?it took some time to get back on our feet).???I have worked extremely hard to reestablish my credit (over 700 now) and was able to buy a home in June of 09 (I don't believe the home purchase shows up on my credit report yet for some reason). I no longer have any delinquincies as can be seen in my credit record.
My monthly income and bills are as follows:

$4,500 INCOME

$800 House payment
$300 Utilities
$340 Health Insurance
$350 Car Payment
$600 Groceries
$100 Revolving Dept
$145 Present Prosper Loan
$300 Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1995	Debt/Income ratio:	21%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,137	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	CyberCapital	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-639 (Jan-2008) 620-639 (Oct-2007) 600-619 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Mortgage Banker consolidating debt

My?previous Prosper loan was paid off early and my score has increased over 40 points since my last Prosper loan on which I was never late.

I am an executive mortgage banker with W-2?income of $70,000+ per year,?and will utilize this loan to finish consolidating the balance due on my car and the credit cards, which will increase my score again and makes me debt free with the exception of my?home mortgage and student loan payment of $215/month.

Current Monthly?Budget?
Mortgage?Payment??????????????????????$ 1160? (incl taxes & insurance)
Car Payment???????????????????????????????????335? ( 5,243.27 balance - will be paid off with this loan)
Credit Card????????????????????????????????????? 125?? (1328.00 balance - will be paid off with this loan)
Student Loan Payment???????????????????? 215? (just consolidated all the loans onto a 4% repayment)
Car Insurance????????????????????????????????????90
Household expenses??????????????????????? 475? (groceries, utilities, cable, etc.)??
?????????????????????????????????????Total Expenses??????????$ 2400.00?
????????????????????????????????????Wages??????????? 5833.00

Monthly?Budget?with new Prosper Loan
Mortgage?Payment??????????????????????$ 1160? (incl taxes & insurance)?
Prosper Loan?????????????????????????????????? 318
Student Loan Payment???????????????????? 215? (just consolidated all the loans onto a 4% repayment)
Car Insurance????????????????????????????????????90
Household expenses??????????????????????? 475? (groceries, utilities, cable, etc.)??
???????????????????????????????????????????Total????2258

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1989	Debt/Income ratio:	37%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$990	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cash-cupcake	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off an old debt
Purpose of loan:
This loan will be used to pay off an old child support debt.

My financial situation:
I am a good candidate for this loan because I have started to slowly rebuild my credit standing since going through a divorce starting in 1997. I realize I have very little recent credit history due to this. I am married now to a husband who makes a very good salary and my income is purely discretionary since my husband covers all our living expenses. I am currently paying this debt to the state and would like to lower the payment, and more importantly, move on with my life.

Monthly net income: $ 1,172

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 30.00
??Other expenses: $ 435.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1994	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	35	Length of status:	4y 9m
Amount delinquent:	$35	Revolving credit balance:	$8,179	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	2
Screen name:	giftsmartcash	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:I am going to pay off two very high interest credit cards.
This loan will be used to?

My financial situation:I work full-time and have a part-time sales business.
I am a good candidate for this loan because?I have multiple incomes including my wife's.

Monthly net income: $10,000

Monthly expenses: $4,500
??Housing: $1,4000
??Insurance: $175
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $200
??Food, entertainment: $250
??Clothing, household expenses $250
??Credit cards and other loans: $500
??Other expenses: $225
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444403
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$96.80

Auction yield range:	4.06% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1996	Debt/Income ratio:	27%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,869	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	commitment-pilot1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off costly loan
Purpose of loan:
This loan will be used to? Help pay off my motorcycle so I can get rid of this high payment. I plan on selling my motorcycle in the spring.

My financial situation:
I am a good candidate for this loan because? my credit history has been good, I pay my bills on time.
Information in the Description is not verified.